UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock Latin America Fund, Inc., 800 Scudders Mill Road, Plainsboro,
      NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 11/30/2007

Date of reporting period: 12/01/2006 - 11/30/2007

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Latin America                                                BLACKROCK
Fund, Inc.

ANNUAL REPORT | NOVEMBER 30, 2007


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Portfolio Summary ........................................................     7
Proxy Results ............................................................     7
Financial Statements:
    Consolidated Schedule of Investments .................................     8
    Consolidated Statement of Assets and Liabilities .....................    11
    Consolidated Statement of Operations .................................    12
    Consolidated Statements of Changes in Net Assets .....................    13
Consolidated Financial Highlights ........................................    14
Notes to Consolidated Financial Statements ...............................    16
Report of Independent Registered Public Accounting Firm ..................    21
Important Tax Information (unaudited) ....................................    21
Officers and Directors ...................................................    22
BlackRock Fund Information ...............................................    25
Mutual Fund Family .......................................................    27


2         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

A Letter to Shareholders

Dear Shareholder

The November reporting period was fairly tumultuous for financial markets, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of November 30, 2007                                              6-month         12-month
===========================================================================================================
U.S. equities (S&P 500 Index)                                                       -2.33%          + 7.72%
-----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        -8.82           - 1.17
-----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +2.82           +17.30
-----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            +5.32           + 6.05
-----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      +2.40           + 2.71
-----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    -2.84           + 3.01
-----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility throughout 2007, equity markets displayed surprising resilience. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 3.97% by period-end, while prices correspondingly rose. Meanwhile, the tax-exempt bond market has been challenged by a combination of record-setting supply, economic uncertainty and concerns around the credit worthiness of bond insurers. This brought municipal bond prices to relatively attractive levels and, as such, demand generally held firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3
THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o For the year ended November 30, 2007, the Fund posted impressive absolute returns, but lagged the benchmark slightly on a net basis.

      What factors influenced performance?

o Fund performance benefited from underweight positions in Chile, Colombia, Argentina and Mexico. Key contributors included our overweight exposure to metals & mining via Brazilian steel, specifically Usinas Siderurgicas de Minas Gerais SA, given positive price movement in the domestic market; an underweight in Mexican cement producer Cemex, SA de CV, which has been impacted by the U.S. economic slowdown; and an overweight to pan-regional wireless provider America Movil, SA de CV, which continues to show strong subscriber growth.

o The benefits of our overweight position in Brazil were offset by our underweight to strong-performing oil company Petrobras, one of the largest names in the region. In Mexico, our overweight position in the homebuilding sector detracted from performance. The sector continued to post strong growth, but suffered after earnings disappointments in the third quarter. The sector also traded down undeservedly along with U.S. homebuilders.

      Describe recent portfolio activity.

o Given the country's outperformance, exposure to Brazil continued to grow during the year, increasing to almost two-thirds of portfolio assets. The overweight versus the benchmark remained in the 6% range throughout the period.

o We reduced the Fund's weightings in Chile and Mexico, while remaining roughly 2% underweight in both countries. Meanwhile, we added to our position in Argentina with increased exposure to oil services giant Tenaris SA.

o At the sector level, we increased the Fund's exposure to Brazilian steel, mining, homebuilders, health care and logistics. In Mexico, we reduced exposure to the consumer and to media-related names in recognition of the ongoing deceleration caused by the U.S. economic slowdown and the strong correlation between the U.S. and Mexican economies.

      Describe Fund positioning at period-end.

o Looking to 2008, we maintain a constructive outlook for Latin American stocks. We do not believe that the U.S. slowdown will be enough to cause a significant deceleration in the global economy. As such, demand for commodities should remain strong, thereby benefiting Latin American economies.

o In Brazil, we do not expect significant help from the Central Bank in the early part of 2008, but we do believe that domestic growth should continue strong. The banking, retail and housing sectors are likely to be direct (although not the only) beneficiaries of the continued strength in domestic demand. In Chile, despite short-term concerns about inflation, high copper prices should result in resilient economic growth.

o Mexico is the Latin American country most closely correlated with the U.S. economy. We believe high oil prices and growing infrastructure investment should limit the impact of the U.S. slowdown on Mexico's growth. Barring a lasting recession in the United States, we believe Latin America is poised to continue on a positive path in 2008, supported by attractive valuations and resilient, domestic-led economic growth.


Fund Profile as of November 30, 2007

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Companhia Vale do Rio Doce (Preference 'A' Shares) ....................    14.6%
Petroleo Brasileiro SA ................................................    12.8
America Movil, SA de CV ...............................................    10.1
Banco Bradesco SA .....................................................     6.3
Tenaris SA ............................................................     4.9
Usinas Siderurgicas de Minas Gerais SA
  (Preference 'A' Shares) .............................................     4.2
Cia de Bebidas das Americas (Preference Shares) .......................     3.6
Uniao de Bancos Brasileiros SA ........................................     3.4
Banco Itau Holding Financeira SA ......................................     2.7
Wal-Mart de Mexico, SA de CV ..........................................     1.4
--------------------------------------------------------------------------------

Five Largest Industries                                               Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Metal & Mining ........................................................    25.0%
Banks .................................................................    13.4
Oil & Gas .............................................................    12.8
Wireless Telecommunication Services ...................................    10.1
Beverages .............................................................     4.8
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease


4         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the MSCI EM Latin America Index. Values are from November 1997 to November 2007.

                                                                         MSCI EM
                    Institutional             Investor A           Latin America
                         Shares*+               Shares*+                 Index++
11/97                     $10,000                 $9,475                 $10,000
11/98                      $7,026                 $6,643                  $7,500
11/99                      $9,046                 $8,534                  $9,500
11/00                      $9,321                 $8,765                  $8,754
11/01                      $8,309                 $7,794                  $8,220
11/02                      $7,309                 $6,843                  $6,936
11/03                     $11,373                $10,623                 $11,090
11/04                     $16,574                $15,440                 $15,892
11/05                     $27,770                $25,800                 $25,576
11/06                     $38,356                $35,544                 $34,654
11/07                     $60,295                $55,753                 $55,134

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+     The Fund invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.

Performance Summary for the Period Ended November 30, 2007

                                                                   Average Annual Total Returns*
                                           ------------------------------------------------------------------------
                                                   1 Year                   5 Years                   10 Years
                                           --------------------      --------------------      --------------------
                               6-Month     w/o sales    w/sales      w/o sales    w/sales      w/o sales    w/sales
                            Total Returns   charge       charge       charge       charge       charge       charge
-------------------------------------------------------------------------------------------------------------------
Institutional ..............    +16.56%     +57.20%          --       +52.51%          --       +19.68%          --
Investor A .................    +16.40      +56.85       +48.62%      +52.13       +50.49%      +19.39       +18.75%
Investor B .................    +15.93      +55.61       +51.11       +50.94       +50.86       +18.63       +18.63
Investor C .................    +15.93      +55.62       +54.62       +50.95       +50.95       +18.45       +18.45
MSCI EM Latin America Index.    +20.17      +59.10           --       +51.38           --       +18.62           --
-------------------------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.

      Past performance is not indicative of future results.

Expense Example

                                            Actual                                                 Hypothetical**
                    ------------------------------------------------------    ------------------------------------------------------
                      Beginning          Ending                                 Beginning          Ending
                    Account Value     Account Value       Expenses Paid       Account Value     Account Value       Expenses Paid
                    June 1, 2007    November 30, 2007   During the Period*    June 1, 2007    November 30, 2007   During the Period*
------------------------------------------------------------------------------------------------------------------------------------
Institutional ....     $1,000           $1,165.60            $ 6.73              $1,000           $1,018.88            $ 6.28
Investor A .......     $1,000           $1,164.00            $ 8.19              $1,000           $1,017.53            $ 7.64
Investor B .......     $1,000           $1,159.30            $12.61              $1,000           $1,013.42            $11.76
Investor C .......     $1,000           $1,159.30            $12.45              $1,000           $1,013.57            $11.61

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.24% for Institutional, 1.51% for Investor A, 2.33% for Investor B and 2.30% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on June 1, 2007 and held through November 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

Portfolio Summary

As of November 30, 2007

                                                                      Percent of
Geographic Allocation                                      Long-Term Investments
--------------------------------------------------------------------------------
Brazil ..............................................................      69.2%
Mexico ..............................................................      20.6
Argentina ...........................................................       5.0
Chile ...............................................................       3.9
United Kingdom ......................................................       0.5
Colombia ............................................................       0.4
Panama ..............................................................       0.4
--------------------------------------------------------------------------------


Proxy Results

During the six-month period ended November 30, 2007, the shareholders of BlackRock Latin America Fund, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted        Shares Withheld
                                                                                     For               From Voting
--------------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:      David O. Beim                        6,946,648              106,033
                                             Richard S. Davis                     6,947,957              104,724
                                             Ronald W. Forbes                     6,946,702              105,979
                                             Henry Gabbay                         6,947,197              105,484
                                             Dr. Matina Horner                    6,945,481              107,200
                                             Rodney D. Johnson                    6,946,773              105,908
                                             Herbert I. London                    6,946,063              106,618
                                             Cynthia A. Montgomery                6,945,796              106,885
                                             Joseph P. Platt, Jr.                 6,946,095              106,586
                                             Robert C. Robb, Jr.                  6,946,258              106,423
                                             Toby Rosenblatt                      6,946,882              105,799
                                             Kenneth L. Urish                     6,946,150              106,531
                                             Frederick W. Winter                  6,947,338              105,343
--------------------------------------------------------------------------------------------------------------------


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         7

Consolidated Schedule of Investments as of November 30, 2007   (in U.S. dollars)

                                                     Shares
Common Stocks                                          Held           Value
================================================================================
Argentina -- 5.0%
Commercial Banks -- 0.1%
Banco Macro Bansud SA (a)                            27,500      $       689,975
--------------------------------------------------------------------------------
Metals & Mining -- 4.9%
Tenaris SA (a)(f)                                   780,000           36,800,400
--------------------------------------------------------------------------------
Total Common Stocks in Argentina                                      37,490,375
================================================================================
Brazil -- 68.7%
Air Freight & Logistics -- 0.3%
Log-In Logistica Intermodal SA (c)                  300,000            2,011,491
--------------------------------------------------------------------------------
Airlines -- 0.7%
Tam SA (Preference Shares) (a)(f)                   178,000            5,040,960
--------------------------------------------------------------------------------
Apparel, Accessories & Luxury Goods -- 0.0%
Empresa Nacional de Comercio Redito e
  Participacoes SA (Preference Shares) (c)           12,284              226,124
--------------------------------------------------------------------------------
Banks -- 12.4%
Banco Bradesco SA (a)(f)                          1,500,000           48,225,000
Banco Itau Holding Financeira SA (a)                754,000           20,765,160
Uniao de Bancos Brasileiros SA (a)(f)               170,000           25,452,400
                                                                 ---------------
                                                                      94,442,560
--------------------------------------------------------------------------------
Beverages -- 3.8%
Cia de Bebidas das Americas (a)                      25,000            1,781,250
Cia de Bebidas das Americas
  (Preference Shares) (a)                           360,000           27,028,800
                                                                 ---------------
                                                                      28,810,050
--------------------------------------------------------------------------------
Building Products -- 0.5%
Duratex SA (Preference Shares)                      150,000            3,740,168
--------------------------------------------------------------------------------
Car Rental -- 0.2%
Localiza Rent A Car SA                              168,000            1,672,784
--------------------------------------------------------------------------------
Commercial Banks -- 0.6%
Banco Industrial e Comercial SA
  (Preference Shares) (c)                           624,500            4,180,287
--------------------------------------------------------------------------------
Cosmetics & Toiletries -- 0.1%
Natura Cosmeticos SA                                102,000            1,061,137
--------------------------------------------------------------------------------
Diversified Consumer Services -- 0.2%
Estacio Participacoes SA (c)                        139,000            1,314,247
--------------------------------------------------------------------------------
Diversified Financial Services -- 0.6%
Banco ABC Brasil SA (Preference Shares) (c)         370,000            2,621,187
Bolsa de Mercadorias e Futuros -- BM&F (c)          167,000            2,236,665
                                                                 ---------------
                                                                       4,857,852
--------------------------------------------------------------------------------
Electric Utilities -- 3.0%
Cia Energetica de Minas Gerais (a)(f)               460,000            9,637,000
Cia Energetica de Sao Paulo
  (Preference Shares) (c)                           230,000            4,070,899
EDP -- Energias do Brasil SA                        141,000            2,111,815
Equatorial Energia SA                               117,000            1,138,869
Terna Participacoes SA                              122,000            2,347,855
Tractebel Energia SA                                267,000            3,313,856
                                                                 ---------------
                                                                      22,620,294
--------------------------------------------------------------------------------
Food Products -- 0.8%
Acucar Guarani SA (c)                               329,000            1,780,164
JBS SA (c)                                          675,647            2,864,348
M Dias Branco SA                                    134,000            1,782,730
                                                                 ---------------
                                                                       6,427,242
--------------------------------------------------------------------------------
Health Care Providers & Services -- 1.3%
Diagnosticos da America SA                          300,000            5,801,863
Odontoprev SA                                        64,000            1,777,877
Profarma Distribuidora de Produtos
  Farmaceuticos SA                                  102,000            2,079,601
                                                                 ---------------
                                                                       9,659,341
--------------------------------------------------------------------------------
Industrial Materials -- 0.3%
Marcopolo SA (Preference Shares)                    487,000            2,091,761
--------------------------------------------------------------------------------
Insurance -- 1.4%
Amil Participacoes SA (c)                           650,000            5,692,531
Porto Seguro SA                                     122,000            4,627,657
                                                                 ---------------
                                                                      10,320,188
--------------------------------------------------------------------------------
Machinery -- 1.4%
Lupatech SA                                         126,000            3,514,252
Metalfrio Solutions SA (c)                          248,000            3,831,985
Weg SA                                              271,000            3,659,792
                                                                 ---------------
                                                                      11,006,029
--------------------------------------------------------------------------------
Media -- 0.4%
NET Servicos de Comunicacao SA
  (Preference Shares) (c)                           200,000            2,967,591
--------------------------------------------------------------------------------
Metals & Mining -- 18.8%
Companhia Vale do Rio Doce
  (Preference 'A' Shares) (a)(f)                  3,811,000          110,252,230
Usinas Siderurgicas de Minas Gerais SA
  (Preference 'A' Shares)                           630,000           31,944,553
                                                                 ---------------
                                                                     142,196,783
--------------------------------------------------------------------------------
Multiline Retail -- 0.9%
Lojas Renner SA                                     297,000            6,958,219
--------------------------------------------------------------------------------
Oil & Gas -- 12.8%
Petroleo Brasileiro SA (a)                        1,200,000           97,404,000
--------------------------------------------------------------------------------
Paper -- 0.8%
Suzano Papel e Celulose SA (Preference Shares)      187,000            3,118,927
Votorantim Celulose e Papel SA                       95,590            3,175,500
                                                                 ---------------
                                                                       6,294,427
--------------------------------------------------------------------------------
Public Thoroughfares -- 0.5%
Cia de Concessoes Rodoviarias                       200,000            3,491,940
--------------------------------------------------------------------------------
Real Estate -- 3.8%
Agra Empreendimentos Imobiliarios SA (c)            514,000            3,669,995
Cyrela Brazil Realty SA                             675,000           10,437,329
Gafisa SA                                           193,000            3,601,188
LPS Brasil Consultoria de Imoveis SA (c)            107,000            1,665,254
Mrv Engenharia e Participacoes SA (c)               143,000            3,485,859
PDG Realty SA Empreendimentos e Participacoes       300,000            4,384,448
Rodobens Negocios Imobiliarios SA                   126,000            1,588,442
                                                                 ---------------
                                                                      28,832,515
--------------------------------------------------------------------------------
Software -- 0.6%
Datasul                                             194,000            2,218,441
Totvs SA                                             69,000            2,347,855
                                                                 ---------------
                                                                       4,566,296
--------------------------------------------------------------------------------
Transportation -- 1.3%
All America Latina Logistica SA                     747,000            9,775,545
--------------------------------------------------------------------------------


8         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

                                                     Shares
Common Stocks                                          Held          Value
===============================================================================
Brazil (concluded)
Transportation Infrastructure -- 0.4%
Tegma Gestao Logistica                              186,000     $     2,759,859
-------------------------------------------------------------------------------
Water -- 0.3%
Companhia de Saneamento de Minas Gerais             120,000           2,113,906
-------------------------------------------------------------------------------
Wireline Telecommunications -- 0.5%
GVT Holding SA (c)                                  195,000           4,100,798
-------------------------------------------------------------------------------
Total Common Stocks in Brazil                                       520,944,394
===============================================================================
Chile -- 3.9%
Airlines -- 0.8%
Lan Airlines SA (a)(f)                              385,000           5,678,750
-------------------------------------------------------------------------------
Commercial Banks -- 0.8%
Banco Santander Chile SA (a)                        128,000           6,156,800
-------------------------------------------------------------------------------
Electric Utilities -- 0.8%
Empresa Nacional de Electricidad SA (a)              86,000           3,486,440
Enersis SA (a)                                      129,000           2,253,630
                                                                ---------------
                                                                      5,740,070
-------------------------------------------------------------------------------
Food & Staples Retailing -- 0.9%
Centros Comerciales Sudamericanos SA              1,570,000           5,920,664
Ripley Corp. SA                                     970,000           1,226,999
                                                                ---------------
                                                                      7,147,663
-------------------------------------------------------------------------------
Multiline Retail -- 0.5%
La Polar SA                                         510,000           3,850,477
-------------------------------------------------------------------------------
Paper -- 0.1%
Masisa SA (Preference Shares) (a)                   117,000           1,111,500
-------------------------------------------------------------------------------
Total Common Stocks in Chile                                         29,685,260
===============================================================================
Colombia -- 0.4%
Software -- 0.4%
Almacenes Exito SA (a)(c)(g)                        415,000           3,229,144
-------------------------------------------------------------------------------
Total Common Stocks in Colombia                                       3,229,144
===============================================================================
Mexico -- 20.4%
Airports -- 0.3%
Grupo Aeroportuario del Pacifico, SA de CV (a)       54,000           2,480,220
-------------------------------------------------------------------------------
Banks -- 1.0%
Banco Compartamos, SA de CV (c)                     558,000           2,490,345
Grupo Financiero Banorte, SA de CV 'O'            1,236,000           5,359,872
                                                                ---------------
                                                                      7,850,217
-------------------------------------------------------------------------------
Beverages -- 1.0%
Fomento Economico Mexicano, SA de CV (a)            246,000           7,970,400
-------------------------------------------------------------------------------
Broadcasting & Cable TV -- 1.2%
Grupo Televisa, SA (a)                              387,000           9,353,790
-------------------------------------------------------------------------------
Building -- Home Builders -- 1.8%
Corporacion GEO, SA de CV Series B (c)            1,305,300           3,709,769
Desarrolladora Homex, SA de CV (a)(c)(f)            210,000          10,325,700
                                                                ---------------
                                                                     14,035,469
-------------------------------------------------------------------------------
Construction & Engineering -- 0.5%
Empresas ICA Sociedad Controladora,
  SA de CV (c)                                      570,000           3,373,229
-------------------------------------------------------------------------------
Construction Materials -- 1.1%
Cemex, SA de CV (a)(c)                              280,000           8,010,800
-------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.3%
Alsea SA                                          1,460,000           1,940,866
-------------------------------------------------------------------------------
Media -- 0.2%
Megacable Holdings, SAB de CV (c)                   447,000           1,475,315
-------------------------------------------------------------------------------
Metals & Mining -- 1.3%
Grupo Mexico, SA de CV                            1,355,000           9,490,901
-------------------------------------------------------------------------------
Multiline Retail -- 1.6%
Controladora Comercial Mexicana, SA de CV           542,000           1,488,730
Wal-Mart de Mexico, SA de CV                      3,000,000          10,847,582
                                                                ---------------
                                                                     12,336,312
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 10.1%
America Movil, SA de CV (a)                       1,240,000          76,458,400
-------------------------------------------------------------------------------
Total Common Stocks in Mexico                                       154,775,919
===============================================================================
Panama -- 0.4%
Airlines -- 0.4%
Copa Holdings SA Class A                             82,000           2,962,660
-------------------------------------------------------------------------------
Total Common Stocks in Panama                                         2,962,660
-------------------------------------------------------------------------------
Total Common Stocks
(Cost -- $523,831,471) -- 98.8%                                     749,087,752
===============================================================================

===============================================================================
Mutual Funds
-------------------------------------------------------------------------------
United Kingdom -- 0.5%
Merrill Lynch Latin American Investment
  Trust Plc (b)                                     360,000           3,634,046
-------------------------------------------------------------------------------
Total Mutual Funds
(Cost -- $2,368,110) -- 0.5%                                          3,634,046
===============================================================================

===============================================================================
                                                 Beneficial
Short-Term Securities                              Interest
===============================================================================
BlackRock Liquidity Series, LLC
  Cash Sweep Series, 4.75% (b)(d)               $ 3,055,070           3,055,070
BlackRock Liquidity Series, LLC
  Money Market Series, 4.85% (b)(d)(e)          146,007,400         146,007,400
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $149,062,470) -- 19.7%                                     149,062,470
===============================================================================
Total Investments
(Cost -- $675,262,051*) -- 119.0%                                   901,784,268

Liabilities in Excess of Other
Assets -- (19.0%)                                                  (143,836,135)
                                                                ---------------
Net Assets -- 100.0%                                            $   757,948,133
                                                                ===============


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         9

Consolidated Schedule of Investments (concluded)               (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:
      Aggregate cost .........................................    $ 678,228,188
                                                                  =============
      Gross unrealized appreciation ..........................    $ 237,256,649
      Gross unrealized depreciation ..........................      (13,700,569)
                                                                  -------------
      Net unrealized appreciation ............................    $ 223,556,080
                                                                  =============
(a)   Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -------------------------------------------------------------------------------
                                                                            Interest/
                                       Purchase        Sale      Realized   Dividend
      Affiliate                          Cost          Cost        Gain      Income
      -------------------------------------------------------------------------------
      BlackRock Liquidity Series,
        LLC Cash Sweep Series        $   410,833*           --         --   $291,984
      BlackRock Liquidity Series,
        LLC Money Market Series      $78,469,250*           --         --   $119,664
      Merrill Lynch Latin American
        Investment Trust Plc                  --    $1,592,261   $534,261   $ 38,250
      -------------------------------------------------------------------------------
      *     Represents net purchase cost.

(c)   Non-income producing security.
(d)   Represents the current yield as of November 30, 2007.
(e)   Security was purchased with cash proceeds from securities loans.
(f)   Security, or a portion of security, is on loan.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Consolidated Financial Statements.


10         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

Consolidated Statement of Assets and Liabilities

As of November 30, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value (including securities loaned of $143,612,689)
  (identified cost -- $523,831,471) ............................................................                      $ 749,087,752
Investments in affiliated securities, at value (identified cost -- $151,430,580) ...............                        152,696,516
Foreign cash (cost -- $1,005,121) ..............................................................                          1,009,218
Receivables:
    Capital shares sold ........................................................................    $   5,359,193
    Securities sold ............................................................................        1,569,101
    Dividends ..................................................................................          985,694
    Securities lending .........................................................................           27,807         7,941,795
                                                                                                    -------------
Prepaid expenses and other assets ..............................................................                             52,354
                                                                                                                      -------------
Total assets ...................................................................................                        910,787,635
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Collateral on securities loaned, at value ......................................................                        146,007,400
Payables:
    Securities purchased .......................................................................        2,979,863
    Capital shares redeemed ....................................................................        2,652,626
    Investment adviser .........................................................................          623,515
    Distributor ................................................................................          249,818
    Other affiliates ...........................................................................          108,412         6,614,234
                                                                                                    -------------
Accrued expenses and other liabilities .........................................................                            217,868
                                                                                                                      -------------
Total liabilities ..............................................................................                        152,839,502
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets .....................................................................................                      $ 757,948,133
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ............                      $     163,036
Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...............                            557,795
Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...............                             42,036
Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...............                            224,807
Paid-in capital in excess of par ...............................................................                        413,262,801
Undistributed investment income -- net .........................................................                          3,698,919
Undistributed realized capital gains -- net ....................................................                        113,478,698
Unrealized appreciation -- net .................................................................                        226,520,041
                                                                                                                      -------------
Net Assets .....................................................................................                      $ 757,948,133
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $128,093,673 and 1,630,360 shares outstanding ..........                      $       78.57
                                                                                                                      =============
Investor A -- Based on net assets of $433,844,005 and 5,577,949 shares outstanding .............                      $       77.78
                                                                                                                      =============
Investor B -- Based on net assets of $31,268,416 and 420,360 shares outstanding ................                      $       74.38
                                                                                                                      =============
Investor C -- Based on net assets of $164,742,039 and 2,248,072 shares outstanding .............                      $       73.28
                                                                                                                      =============

See Notes to Consolidated Financial Statements.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         11

Consolidated Statement of Operations

For the Year Ended November 30, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (net of $916,484 foreign withholding tax and including $38,250 from affiliates) ......                      $  12,434,927
Interest from affiliates .......................................................................                            291,984
Securities lending -- net ......................................................................                            119,664
                                                                                                                      -------------
Total income ...................................................................................                         12,846,575
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees .......................................................................    $   5,433,272
Service and distribution fees -- Investor C ....................................................          988,329
Service fees -- Investor A .....................................................................          740,378
Custodian fees .................................................................................          389,212
Transfer agent fees -- Investor A ..............................................................          286,759
Service and distribution fees -- Investor B ....................................................          210,214
Accounting services ............................................................................          206,368
Transfer agent fees -- Investor C ..............................................................          133,416
Transfer agent fees -- Institutional ...........................................................           97,037
Printing and shareholder reports ...............................................................           90,935
Registration fees ..............................................................................           86,718
Professional fees ..............................................................................           68,360
Directors' fees and expenses ...................................................................           37,420
Transfer agent fees -- Investor B ..............................................................           32,474
Pricing fees ...................................................................................            4,667
Other ..........................................................................................           38,819
                                                                                                    -------------
Total expenses .................................................................................                          8,844,378
                                                                                                                      -------------
Investment income -- net .......................................................................                          4,002,197
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net (including $534,261 from affiliates and $116,284 increase from payment
      by affiliate, see Note 2 of Notes to Consolidated Financial Statements) ..................      139,303,961
    Foreign currency transactions -- net .......................................................         (813,212)      138,490,749
                                                                                                    -------------
Change in unrealized appreciation/depreciation on:
    Investments -- net .........................................................................       78,180,366
    Foreign currency transactions -- net .......................................................           (1,732)       78,178,634
                                                                                                    -------------------------------
Total realized and unrealized gain -- net ......................................................                        216,669,383
                                                                                                                      -------------
Net Increase in Net Assets Resulting from Operations ...........................................                      $ 220,671,580
                                                                                                                      =============

See Notes to Consolidated Financial Statements.


12         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

Consolidated Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                              November 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $   4,002,197     $   4,906,676
Realized gain -- net ...........................................................................      138,490,749        79,602,098
Change in unrealized appreciation/depreciation -- net ..........................................       78,178,634        31,467,833
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................      220,671,580       115,976,607
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ..............................................................................       (2,731,394)       (2,173,490)
    Investor A .................................................................................       (2,328,020)       (1,938,797)
    Investor B .................................................................................          (59,260)          (76,298)
    Investor C .................................................................................         (351,727)         (315,049)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends to shareholders ............................       (5,470,401)       (4,503,634)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................       95,810,271        23,702,211
                                                                                                    -------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee .................................................................................          144,491            61,123
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets ...................................................................      311,155,941       135,236,307
Beginning of year ..............................................................................      446,792,192       311,555,885
                                                                                                    -------------------------------
End of year* ...................................................................................    $ 757,948,133     $ 446,792,192
                                                                                                    ===============================
    * Undistributed investment income -- net ...................................................    $   3,698,919     $   4,190,460
                                                                                                    ===============================

      See Notes to Consolidated Financial Statements.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         13

Consolidated Financial Highlights

                                                                      Institutional
                                          ------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           November 30,
from information provided in              ------------------------------------------------------------------
the financial statements.                   2007            2006          2005          2004          2003
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $  50.67        $  37.27      $  22.64      $  15.83      $  10.23
                                          ------------------------------------------------------------------
Investment income -- net* ............         .50             .65           .57           .33           .22
Realized and unrealized gain -- net ..       28.10           13.32         14.42          6.79          5.44
                                          ------------------------------------------------------------------
Total from investment operations .....       28.60           13.97         14.99          7.12          5.66
                                          ------------------------------------------------------------------
Less dividends from investment
  income -- net ......................        (.72)           (.58)         (.41)         (.31)         (.06)
                                          ------------------------------------------------------------------
Redemption fee .......................         .02             .01           .05            --+           --
                                          ------------------------------------------------------------------
Net asset value, end of year .........    $  78.57        $  50.67      $  37.27      $  22.64      $  15.83
                                          ==================================================================
============================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...       57.20%++        38.12%        67.55%        45.73%        55.61%
                                          ==================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses .............................        1.26%           1.31%         1.43%         1.60%         1.81%
                                          ==================================================================
Investment income -- net .............         .87%           1.49%         1.98%         1.81%         1.78%
                                          ==================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $128,094        $191,085      $135,279      $ 47,921      $ 27,811
                                          ==================================================================
Portfolio turnover ...................          72%             48%           47%           57%           58%
                                          ==================================================================

                                                                       Investor A
                                          ------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           November 30,
from information provided in              ------------------------------------------------------------------
the financial statements.                   2007            2006          2005          2004          2003
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $  50.17        $  36.93      $  22.45      $  15.71      $  10.15
                                          ------------------------------------------------------------------
Investment income -- net* ............         .60             .53           .51           .29           .19
Realized and unrealized gain -- net ..       27.60           13.21         14.29          6.72          5.40
                                          ------------------------------------------------------------------
Total from investment operations .....       28.20           13.74         14.80          7.01          5.59
                                          ------------------------------------------------------------------
Less dividends from investment
  income -- net ......................        (.61)           (.51)         (.37)         (.27)         (.03)
                                          ------------------------------------------------------------------
Redemption fee .......................         .02             .01           .05            --+           --
                                          ------------------------------------------------------------------
Net asset value, end of year .........    $  77.78        $  50.17      $  36.93      $  22.45      $  15.71
                                          ==================================================================
============================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...       56.85%++        37.77%        67.10%        45.35%        55.23%
                                          ==================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses .............................        1.51%           1.57%         1.68%         1.85%         2.07%
                                          ==================================================================
Investment income -- net .............         .92%           1.23%         1.81%         1.60%         1.52%
                                          ==================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $433,844        $191,187      $139,062      $ 81,969      $ 62,145
                                          ==================================================================
Portfolio turnover ...................          72%             48%           47%           57%           58%
                                          ==================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of any sales charges.
+     Amount is less than $.01 per share.
++ In 2007, +.02% of the Fund's total investment return for Institutional and Investor A Shares consisted of a payment by BlackRock Advisors, LLC in order to resolve a regulatory compliance issue relating to an investment.

      See Notes to Consolidated Financial Statements.


14         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

Consolidated Financial Highlights (concluded)

                                                                       Investor B
                                          ------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           November 30,
from information provided in              ------------------------------------------------------------------
the financial statements.                   2007            2006          2005          2004          2003
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $  48.00        $  35.33      $  21.45      $  15.01      $   9.75
                                          ------------------------------------------------------------------
Investment income -- net* ............         .05             .20           .29           .15           .08
Realized and unrealized gain -- net ..       26.52           12.68         13.70          6.43          5.18
                                          ------------------------------------------------------------------
Total from investment operations .....       26.57           12.88         13.99          6.58          5.26
                                          ------------------------------------------------------------------
Less dividends from investment
  income -- net ......................        (.21)           (.22)         (.16)         (.14)           --
                                          ------------------------------------------------------------------
Redemption fee .......................         .02             .01           .05            --+           --
                                          ------------------------------------------------------------------
Net asset value, end of year .........    $  74.38        $  48.00      $  35.33      $  21.45      $  15.01
                                          ==================================================================
============================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...       55.61%++        36.72%        65.91%        44.16%        53.95%
                                          ==================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses .............................        2.32%           2.34%         2.46%         2.64%         2.89%
                                          ==================================================================
Investment income -- net .............         .09%            .48%         1.10%          .86%          .75%
                                          ==================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $ 31,268        $ 13,911      $ 12,144      $ 11,497      $ 15,129
                                          ==================================================================
Portfolio turnover ...................          72%             48%           47%           57%           58%
                                          ==================================================================

                                                                       Investor C
                                          ------------------------------------------------------------------
The following per share data                                        For the Year Ended
and ratios have been derived                                           November 30,
from information provided in              ------------------------------------------------------------------
the financial statements.                   2007            2006          2005          2004          2003
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ...    $  47.40        $  35.07      $  21.38      $  15.00      $   9.74
                                          ------------------------------------------------------------------
Investment income -- net* ............         .11             .17           .25           .14           .08
Realized and unrealized gain -- net ..       26.08           12.56         13.64          6.41          5.18
                                          ------------------------------------------------------------------
Total from investment operations .....       26.19           12.73         13.89          6.55          5.26
                                          ------------------------------------------------------------------
Less dividends from investment
  income -- net ......................        (.33)           (.41)         (.25)         (.17)           --
                                          ------------------------------------------------------------------
Redemption fee .......................         .02             .01           .05            --+           --
                                          ------------------------------------------------------------------
Net asset value, end of year .........    $  73.28        $  47.40      $  35.07      $  21.38      $  15.00
                                          ==================================================================
============================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...       55.62%++        36.75%        65.90%        44.15%        54.00%
                                          ==================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses .............................        2.29%           2.34%         2.45%         2.63%         2.88%
                                          ==================================================================
Investment income -- net .............         .17%            .42%          .94%          .80%          .71%
                                          ==================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)    $164,742        $ 50,609      $ 25,071      $  6,655      $  4,074
                                          ==================================================================
Portfolio turnover ...................          72%             48%           47%           57%           58%
                                          ==================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
++ In 2007, +.02% of the Fund's total investment return for Investor B and Investor C Shares consisted of a payment by BlackRock Advisors, LLC in order to resolve a regulatory compliance issue relating to an investment.

      See Notes to Consolidated Financial Statements.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         15

Notes to Consolidated Financial Statements

1. Significant Accounting Policies:

BlackRock Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract, due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under


16         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007
the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and elated options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are deter- mined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         17

(j) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

(k) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $976,663 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to passive foreign investment companies and foreign currency transactions. This reclassification had no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                                    Distribution
                                                Service Fee             Fee
--------------------------------------------------------------------------------
Investor A ...................................    .25%                   --
Investor B ...................................    .25%                  .75%
Investor C ...................................    .25%                  .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing distribution-related services to Investor B and Investor C Shareholders.

For the year ended November 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares, which totaled $454,828.

For the year ended November 30, 2007, affiliates received contingent deferred sales charges of $64,222 and $118,932 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $11,384 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares.


18         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

During the year ended November 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Consolidated Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ..................................................    $ 1,911
Investor A .....................................................    $30,843
Investor B .....................................................    $ 3,607
Investor C .....................................................    $10,795
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of November 30, 2007, the Fund lent securities with a value of $50,575,426 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended November 30, 2007, BIM received $36,612 in securities lending agent fees.

During the year ended November 30, 2007, the Manager determined that the Fund violated a fundamental investment policy. The Fund invested in securities of an issuer and, as a result, over 5% of the Fund's assets were invested in these securities. To resolve the violation, the Fund sold the securities so that its total investment was below 5% of the Fund's assets and the Manager reimbursed the Fund for the realized losses incurred from the date of the violation through the sales of the securities. The amount of the reimbursements for the realized losses was $116,284.

In addition, MLPF&S received $146,080 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund reimbursed the Manager $9,589 for certain accounting services.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2007 were $480,264,759 and $390,240,430, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $95,810,271 and $23,702,211 for the years ended November 30, 2007 and November 30, 2006, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended November 30, 2007                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..................................       1,272,272    $  80,829,282
Shares issued to shareholders in reinvestment
  of dividends ...............................          49,381        2,575,234
                                                 ------------------------------
Total issued .................................       1,321,653       83,404,516
Shares redeemed ..............................      (3,462,518)    (194,175,665)
                                                 ------------------------------
Net decrease .................................      (2,140,865)   $(110,771,149)
                                                 ==============================

--------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended November 30, 2006                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..................................       2,731,034    $ 118,157,152
Shares issued to shareholders in reinvestment
  of dividends ...............................          56,724        2,065,916
                                                 ------------------------------
Total issued .................................       2,787,758      120,223,068
Shares redeemed ..............................      (2,646,317)    (111,757,237)
                                                 ------------------------------
Net increase .................................         141,441    $   8,465,831
                                                 ==============================

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended November 30, 2007                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold and automatic conversion of shares       2,993,773    $ 202,297,775
Shares issued to shareholders in reinvestment
  of dividends ...............................          37,370        1,933,536
                                                 ------------------------------
Total issued .................................       3,031,143      204,231,311
Shares redeemed ..............................      (1,263,895)     (82,271,703)
                                                 ------------------------------
Net increase .................................       1,767,248    $ 121,959,608
                                                 ==============================

--------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended November 30, 2006                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..................................       1,196,710    $  50,898,034
Automatic conversion of shares ...............          63,583        2,644,612
Shares issued to shareholders in reinvestment
  of dividends ...............................          44,238        1,600,540
                                                 ------------------------------
Total issued .................................       1,304,531       55,143,186
Shares redeemed ..............................      (1,259,090)     (52,899,678)
                                                 ------------------------------
Net increase .................................          45,441    $   2,243,508
                                                 ==============================

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended November 30, 2007                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..................................         293,436    $  18,680,821
Shares issued to shareholders in reinvestment
  of dividends ...............................           1,015           50,584
                                                 ------------------------------
Total issued .................................         294,451       18,731,405
Shares redeemed and automatic conversion
  of shares ..................................        (163,918)      (9,848,033)
                                                 ------------------------------
Net increase .................................         130,533    $   8,883,372
                                                 ==============================


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         19

Notes to Consolidated Financial Statements (concluded)

--------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended November 30, 2006                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..................................         199,572    $   8,247,622
Shares issued to shareholders in reinvestment
  of dividends ...............................           1,877           66,196
                                                 ------------------------------
Total issued .................................         201,449        8,313,818
                                                 ------------------------------
Automatic conversion of shares ...............         (66,225)      (2,644,612)
Shares redeemed ..............................        (189,174)      (7,699,053)
                                                 ------------------------------
Total redeemed ...............................        (255,399)     (10,343,665)
                                                 ------------------------------
Net decrease .................................         (53,950)   $  (2,029,847)
                                                 ==============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended November 30, 2007                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..................................       1,680,824    $ 106,157,297
Shares issued to shareholders in reinvestment
  of dividends ...............................           6,346          311,628
                                                 ------------------------------
Total issued .................................       1,687,170      106,468,925
Shares redeemed ..............................        (506,882)     (30,730,485)
                                                 ------------------------------
Net increase .................................       1,180,288    $  75,738,440
                                                 ==============================

--------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended November 30, 2006                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..................................         823,696    $  33,675,697
Shares issued to shareholders in reinvestment
  of dividends ...............................           7,792          269,785
                                                 ------------------------------
Total issued .................................         831,488       33,945,482
Shares redeemed ..............................        (478,645)     (18,922,763)
                                                 ------------------------------
Net increase .................................         352,843    $  15,022,719
                                                 ==============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to the Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended November 30, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 was as follows:

--------------------------------------------------------------------------------
                                                        11/30/2007    11/30/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..................................    $5,470,401    $4,503,634
                                                        ------------------------
Total taxable distributions ........................    $5,470,401    $4,503,634
                                                        ========================

As of November 30, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ..........................    $  6,402,197
Undistributed long-term capital gains -- net ..................     113,732,703
                                                                   ------------
Total undistributed earnings -- net ...........................     120,134,900
Capital loss carryforward .....................................              --
Unrealized gains -- net .......................................     223,562,758*
                                                                   ------------
Total accumulated earnings -- net .............................    $343,697,658
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

7. Commitments:

At November 30, 2007, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currencies with an approximate value of $124,000.

8. Geographic Concentration Risk:

The Fund invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

9. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.842005 per Institutional Share, $.709768 per Investor A Share, $.320066 per Investor B Share and $.401882 per Investor C Share on December 21, 2007 to shareholders of record on December 19, 2007. In addition, the Fund paid a long-term capital gain distribution in the amount of $11.428007 per Institutional Share, $11.428007 per Investor A Share, $11.428007 per Investor B Share and $11.428007 per Investor C Share on December 21, 2007 to shareholders of record on December 19, 2007.


20         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Latin America Fund, Inc. (the "Fund") and its subsidiary as of November 30, 2007, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Latin America Fund, Inc. and its subsidiary as of November 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 24, 2008


Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock Latin America Fund, Inc. during the taxable year ended November 30, 2007:

--------------------------------------------------------------------------------
                                                                    Payable Date
                                                                      12/22/06
--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .....................            100%
Foreign Source Income .........................................          95.31%*
Foreign Taxes Paid Per Share ..................................    $   .102262
--------------------------------------------------------------------------------
* Expressed as a percentage of the distribution grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         21

Officers and Directors

                                                                                              Number of
                                                                                              BlackRock-
                                                                                              Advised Funds
                     Position(s)   Length of                                                  and Portfolios
Name, Address        Held with     Time                                                       Currently       Public
and Year of Birth    Fund          Served     Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O. Beim        Director      2007 to    Professor of Finance and Economics at the       35 Funds        None
40 East 52nd Street                present    Columbia University Graduate School of          81 Portfolios
New York, NY 10022                            Business since 1991; Chairman of Outward Bound
1940                                          USA from 1997 to 2001; Chairman of Wave Hill
                                              Inc. from 1990 to 2006; Director of Phillips
                                              Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes     Director and  2000 to    Professor Emeritus of Finance, School of        35 Funds        None
40 East 52nd Street  Co-Chairman   present    Business, State University of New York at       81 Portfolios
New York, NY 10022   of the Board             Albany since 2000 and Professor thereof from
1940                 of Directors             1989 to 2000; International Consultant, Urban
                                              Institute, Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner    Director      2007 to    Executive Vice President of Teachers Insurance  35 Funds        N Star (electric
40 East 52nd Street                present    and Annuity Association and College Retirement  81 Portfolios   and gas utility)
New York, NY 10022                            Equities Fund (TIAA-CREF) from 1989 to 2003.
1939
------------------------------------------------------------------------------------------------------------------------------------
Rodney D. Johnson    Director and  2007 to    President, Fairmount Capital Advisors, Inc.     35 Funds        None
40 East 52nd Street  Co-Chairman   present    from 1987 to present; Director, Fox Chase       81 Portfolios
New York, NY 10022   of the Board             Cancer Center from 2002 to present; Member of
1941                 of Directors             the Archdiocesan Investment Committee of the
                                              Archdiocese of Philadelphia from 2003 to
                                              present.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London    Director and  2007 to    Professor Emeritus, New York University since   35 Funds        AIMS Worldwide, Inc.
40 East 52nd Street  Member of     present    2005; John M. Olin Professor of Humanities,     81 Portfolios   (marketing)
New York, NY 10022   the Audit                New York University from 1993 to 2005; and
1939                 Committee                Professor thereof from 1980 to 2005;
                                              President, Hudson Institute since 1997 and
                                              Director thereof since 1980; Dean, Gallatin
                                              Division of New York University from 1976 to
                                              1993; Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985; Chairman
                                              of the Board of Directors of Vigilant
                                              Research, Inc. since 2006; Member of the Board
                                              of Directors for Grantham University since
                                              2006; Director of AIMS Worldwide, Inc. since
                                              2006; Director of Reflex Security since 2006;
                                              Director of InnoCentive, Inc. since 2006;
                                              Director of Cerego, LLC since 2005; Director,
                                              Damon Corp. from 1991 to 1995; Overseer,
                                              Center for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.           Director      2000 to    Professor, Harvard Business School since 1989;  35 Funds        Newell Rubbermaid,
Montgomery                         present    Associate Professor, J.L. Kellogg Graduate      81 Portfolios   Inc. (manufacturing)
40 East 52nd Street                           School of Management, Northwestern University
New York, NY 10022                            from 1985 to 1989; Associate Professor,
1952                                          Graduate School of Business Administration,
                                              University of Michigan from 1979 to 1985;
                                              Director, Harvard Business School Publishing
                                              since 2005; Director, McLean Hospital since
                                              2005.
------------------------------------------------------------------------------------------------------------------------------------
Joseph P.            Director      2007 to    Partner, Amarna Corporation, LLC (private       35 Funds        Greenlight Capital
Platt, Jr.                         present    investment company) from 2002 to present;       81 Portfolios   Re., Ltd. (reinsurance
40 East 52nd Street                           Director, Jones and Brown (Canadian Insurance                   company)
New York, NY 10022                            broker) since 1998; Director, Greenlight Re.,
1947                                          Ltd. (reinsurance company) since 2004;
                                              Partner, Amarna Financial Company (private
                                              investment company) from 2005 to present;
                                              Former Director from 1990 to 1997 and
                                              Executive Vice President, Johnson and Higgins
                                              (insurance brokerage).
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr.  Director      2007 to    Partner, Lewis, Eckert, Robb and Company        35 Funds        None
40 East 52nd Street                present    (management and financial consulting firm)      81 Portfolios
New York, NY 10022                            since 1981; Former Director, Medical College
1945                                          of Pennsylvania/Hahnemann University from 1998
                                              to 2002; Former Director, EQK Realty Investors
                                              from 1994 to 2000; Former Director, Tamaqua
                                              Cable Products Company from 1981 to 1998;
                                              Former Director, Brynwood Partners from 1984
                                              to 1998; Former Director, PNC Bank from 1994
                                              to 1998; Former Director, Provident National
                                              Bank from 1983 to 1993; Former Director,
                                              Brinks, Inc. from 1981 to 1986.
                     ---------------------------------------------------------------------------------------------------------------
                     *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


22         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

                                                                                              Number of
                                                                                              BlackRock-
                                                                                              Advised Funds
                     Position(s)   Length of                                                  and Portfolios
Name, Address        Held with     Time                                                       Currently       Public
and Year of Birth    Fund          Served     Principal Occupation(s) During Past Five Years  Overseen        Directorships
====================================================================================================================================
Non-Interested Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt      Director      2007 to    President since 1999 and Vice President --      35 Funds        A.P. Pharma, Inc.
40 East 52nd Street                present    General Partner since 1990, Founders            81 Portfolios   (speciality
New York, NY 10022                            Investments Ltd. (private investments);                         pharmaceuticals)
1938                                          Director, Forward Management, LLC since 2007;
                                              Director, ReFlow Management, LLC since 2007;
                                              Director, SSR Funds from 1990 to 2005;
                                              Director, Metropolitan Series Funds, Inc. from
                                              2001 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Urish     Director and  2007 to    Managing Partner, Urish Popeck & Co., LLC       35 Funds        None
40 East 52nd Street  Chairman of   present    (certified public accountants and               81 Portfolios
New York, NY 10022   the Audit                consultants); External Advisory Board, The
1951                 Committee                Pennsylvania State University Accounting
                                              Department since 2001; Director, The Holy
                                              Family Foundation since 2001; President and
                                              Director, Pittsburgh Catholic Publishing
                                              Associates since 2003; Former Director,
                                              Inter-Tel from 2006 to August, 2007;
------------------------------------------------------------------------------------------------------------------------------------
Frederick W. Winter  Director and  2007 to    Professor and Dean Emeritus of the Joseph M.    35 Funds        None
40 East 52nd Street  Member of     present    Katz School of Business -- University of        81 Portfolios
New York, NY 10022   the Audit                Pittsburgh from 2005 to the present; Dean from
1945                 Committee                1997 to 2005; Director, Alkon Corporation
                                              since 1992; Director, Indotronix International
                                              since 2004; Director, Tippman Sports since
                                              2005.
                     ---------------------------------------------------------------------------------------------------------------
                     *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================
Interested Director*
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis     Director      2007 to    Managing Director, BlackRock, Inc. since 2005;  184 Funds       None
40 East 52nd Street                present    Chief Executive Officer, State Street Research  289 Portfolios
New York, NY 10022                            & Management Company from 2000 to 2005;
1945                                          Chairman of the Board of Directors, State
                                              Street Research mutual funds ("SSR Funds")
                                              from 2000 to 2005; Senior Vice President,
                                              Metropolitan Life Insurance Company from 1999
                                              to 2000; Chairman, SSR Realty from 2000 to
                                              2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay         Director      2007 to    Consultant, BlackRock, Inc. since 2007;         183 Funds       None
40 East 52nd Street                present    Managing Director, BlackRock, Inc. from 1989    288 Portfolios
New York, NY 10022                            to June, 2007; Chief Administrative Officer,
1947                                          BlackRock Advisors, LLC from 1998 to 2007;
                                              President of BlackRock Funds and BlackRock
                                              Bond Allocation Target Shares from 2005 to
                                              2007; Treasurer of certain closed-end funds in
                                              the Fund complex from 1989 to 2006.
                     ---------------------------------------------------------------------------------------------------------------
                     *     Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================
Advisory Board Member
------------------------------------------------------------------------------------------------------------------------------------
David R.             Director      2007 to    Chairman, Wilmerding & Associates, Inc.         35 Funds        Chestnut Street
Wilmerding, Jr.*                   present    (investment advisers) from 1989 to 2005;        81 Portfolios   Exchange Fund,
40 East 52nd Street                           Chairman, Coho Partners, Ltd. from 2003 to                      (open-end
New York, NY 10022                            2005; Director, Beaver Management Corporation;                  investment company)
1935                                          Managing General Partner, Chestnut Street
                                              Exchange Fund, Chairman 2006; Director,
                                              Peoples First, Inc. from 2001 to 2004.
                     ---------------------------------------------------------------------------------------------------------------
                     *     David R. Wilmerding, Jr. resigned from the Advisory Board of the Fund, effective December 31, 2007.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         23

Officers and Directors (concluded)

                     Position(s)      Length of
Name, Address        Held with        Time
and Year of Birth    Fund             Served     Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke      Fund             2007 to    Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street  President and    present    Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
New York, NY 10022   Chief Executive             ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof
1960                 Officer                     from 1999 to 2006 and Vice President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley     Vice             2007 to    Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief
40 East 52nd Street  President        present    Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice
New York, NY 10022                               President and Chief Operating Officer of Public Finance Group thereof from 1995 to
1962                                             1997; Formerly First Vice President of Emerging Markets Fixed Income Research of
                                                 Merrill Lynch & Co., Inc. from 1994 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff       Secretary        2007 to    Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                   present    BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset
New York, NY 10022                               Management, L.P. from 1993 to 2006.
1965
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan    Chief            2007 to    Chief Compliance Officer of the Funds since 2007; Anti-Money Laundering Officer of
40 East 52nd Street  Compliance       present    BlackRock, Inc. since 2007; Managing Director and Senior Counsel thereof since
New York, NY 10022   Officer                     January 2005; Director and Senior Counsel of BlackRock Advisors Inc. from 2001 to
1959                                             2004 and Vice President and Senior Counsel, thereof, from 1998 to 2000; Senior
                                                 Counsel of PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews      Chief            2007 to    Managing Director of Administration and Operations Group BlackRock, Inc., since
40 East 52nd Street  Financial        present    2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting
New York, NY 10022   Officer                     and Administration at PFPC Inc., from 1992 to 2006.
1966
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife          Treasurer        2007 to    Managing Director of BlackRock, Inc. since 2007 and Director since 2006; Formerly
40 East 52nd Street                   present    Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of
New York, NY 10022                               MLIM Fund Services Group from 2001 to 2006.
1970
                     ---------------------------------------------------------------------------------------------------------------
                     *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
                     Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
                     Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin LLP
New York, NY 10019


24         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

BlackRock Fund Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select "eDelivery" under the "More Information" section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         25

BlackRock Fund Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


26         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


         BLACKROCK LATIN AMERICA FUND, INC.         NOVEMBER 30, 2007         27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

BlackRock Latin America Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809


                                                                       BLACKROCK

                                                                    #16140-11/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kenneth L. Urish (term began, effective November 1, 2007)
            Ronald W. Forbes (not reappointed to audit committee, effective November 1, 2007)
            Richard R. West (term ended, effective November 1, 2007)
            Edward D. Zinbarg (retired as of December 31, 2006)

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
BlackRock Latin
America Fund, Inc.    $35,700      $35,700           $0            $0           $7,900        $7,800          $1,042         $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The

            Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            BlackRock Latin America Fund, Inc.    $293,442          $3,145,917
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Latin America Fund, Inc.

Date: January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Latin America Fund, Inc.

Date: January 16, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock Latin America Fund, Inc.

Date: January 16, 2008